EXHIBIT 32.2

                        EMPIRE FINANCIAL HOLDING COMPANY

          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report on Form 10-QSB of Empire Financial Holding Company (the "Company") for the period ended September 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Donald A. Wojnowski Jr., President and Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 8, 2007                  /s/ James M. Matthew
                                        --------------------
                                        James M. Matthew
                                        Chief Financial Officer
                                        (Principal Financial Officer)